Exhibit 25

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Arie Abend
   ------------------------           ---------------------------
             Date                               Signature

                                                                      Exhibit 25

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Michael Arnon
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Stanley I. Batkin
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Yaacov Elinav
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Harry B. Henshel
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Irwin Hochberg
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Herbert Kronish
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Eitan Raff
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Shimon Ravid
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Shlomo Recht
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 27, 1995                /s/Leon Riebman
   ------------------------           ---------------------------
             Date                               Signature

                                 POWER OF ATTORNEY
                                 -----------------


        KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint SHLOMO RECHT, LAWRENCE LEFKOWITZ, and ALAN L.

   SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on

   Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange

   Commission for the year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.




        March 28, 1995                /s/Evelyn Sommer
   ------------------------           ---------------------------
             Date                               Signature